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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 10, 1999

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                           SEAGULL ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)


                TEXAS                       1-8094               74-1764876
     (State or other jurisdiction      (Commission File       (I.R.S. Employer
   of incorporation or organization)        Number)          Identification No.)

         1001 FANNIN, SUITE 1700
              HOUSTON, TEXAS                                     77002-6714
 (Address of principal executive offices)                        (Zip code)


       Registrant's telephone number, including area code: (713) 951-4700



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Item 5.  Other Events

         On March 10, 1999, Seagull Energy Corporation, a Texas corporation (the "Company"), amended its Amended and Restated Rights Agreement, dated as of March 17, 1989, as amended effective June 13, 1992, as amended and restated as of December 12, 1997, and as amended effective November 24, 1998 (the "Rights Agreement") to provide that "Final Expiration Date" as defined therein shall mean May 21, 1999. This amendment to the Rights Agreement is filed herewith as
Exhibit 4.1 and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

                  4.1 Amendment No. 2 to Amended and Restated Rights Agreement, dated as of March 10, 1999, by and between the Company and BankBoston, N.A.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SEAGULL ENERGY CORPORATION


                                       By: /s/ Gordie McConnell
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                                                Gordie McConnell
                                                Vice President and Controller

Dated:  March 12, 1999


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                                  EXHIBIT INDEX


     Exhibit No.      Description
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        4.1           Amendment No. 2 to Amended and Restated Rights Agreement,
                      dated as of March 10, 1999, by and between the Company and BankBoston, N.A.